EX-99.13

                      JNLNY SEPARATE ACCOUNT II (Advisors)
                     SCHEDULE OF CALCULATION OF PERFORMANCE

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Total Return:

Standardized
The following example illustrates the total return for the Oppenheimer/JNL Global Growth Fund of a hypothetical Contract invested in the Oppenheimer/JNL Global Growth Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on May 1, 2001...................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................              $917
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................           (8.28)%

Non Standardized
The following example illustrates the total return for the Oppenheimer/JNL Global Growth Fund of a hypothetical Contract invested in the Oppenheimer/JNL Global Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment May 1, 2001.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $9,178
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................           (8.22)%


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                      JNLNY SEPARATE ACCOUNT II (Advisors)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Oppenheimer/JNL Growth Fund of a hypothetical Contract invested in the Oppenheimer/JNL Growth Growth Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on May 1, 2001...................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................              $931
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................           (6.90)%

Non Standardized
The following example illustrates the total return for the Oppenheimer/JNL Growth Fund of a hypothetical Contract invested in Oppenheimer/JNL Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment May 1, 2001.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $9,316
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................           (6.84)%



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                      JNLNY SEPARATE ACCOUNT II (Advisors)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the AIM/JNL Large Cap Growth Fund of a hypothetical Contract invested in the AIM/JNL Large Cap Growth Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,094
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             9.42%

Non Standardized
The following example illustrates the total return for the AIM/JNL Large Cap Growth Fund of a hypothetical Contract invested in the AIM/JNL Large Cap Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment October 29, 2001................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,942
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             9.42%


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                      JNLNY SEPARATE ACCOUNT II (Advisors)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the AIM/JNL Small Cap Growth Fund of a hypothetical Contract invested in the AIM/JNL Small Cap Growth Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,157
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................            15.70%

Non Standardized
The following example illustrates the total return for the AIM/JNL Small Cap Growth Fund of a hypothetical Contract invested in the AIM/JNL Small Cap Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment October 29, 2001................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,570
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................            15.70%


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                      JNLNY SEPARATE ACCOUNT II (Advisors)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the AIM/JNL Value II Fund of a hypothetical Contract invested in the AIM/JNL Value II Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,102
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................            10.21%

Non Standardized
The following example illustrates the total return for the AIM/JNL Value II Fund of a hypothetical Contract invested in the AIM/JNL Value II Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment October 29, 2001................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,021
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................            10.21%


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